UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2017

LSC COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37729	36-4829580
(Commission File Number)	(IRS Employer Identification No.)

191 North Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

(773) 272-9200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 16, 2017, LSC Communications, Inc. (the “Company”) issued a press release announcing that R. R. Donnelley & Sons Company, a stockholder of the Company (the “Selling Stockholder”), intends to offer 6,242,802 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in an underwritten public offering, subject to market conditions. The Company also announced that it intends to grant the underwriters a 30-day option to purchase up to an additional 936,420 shares of the Company’s common stock.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K is being furnished pursuant to Item 7.01, and the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of LSC Communications, Inc. dated March 16, 2017 announcing launch of secondary common stock offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

LSC COMMUNICATIONS, INC.

Date: March 16, 2017	By:	/s/ Suzanne S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary; Chief Compliance Officer; General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of LSC Communications, Inc. dated March 16, 2017 announcing launch of secondary common stock offering.